Securities, 424I - Securities, 424I: 1	Mar. 27, 2026 USD ($)
Securities, 424I Table
Security Class Title	Teucrium Wheat Fund
Aggregate Sales Price	$ 32,086,833.00
Aggregate Redeemed or Repurchased, FY	19,029,606.00
Aggregate Redeemed or Repurchased, Prior FY	141,581,035.00
Redemption Credits	(128,523,808.00)
Net Sales	$ 0.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 0.00